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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                           FORM 8-K/A
                        CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report July 20, 2000

                   SBI Communications, Inc
       (Exact name of registrant as specified in its charter)
 ..............................................................................
 ..............................................................................

             Delaware          0-28416        58-1700840
(State or other jurisdiction   (Commission    (IRS Employer
   of incorporation)         File Number)    Identification)

    1239 South Glendale Avenue - Glendale California 91205
         (Address of principal executive offices)   (Zip Code)

                      (818) 550-6181
    Registrant's telephone number, including area code
 ..............................................................................
 ..............................................................................

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LETTER OF INTENT

The purpose of this Letter of Intent is between the parties is to outline the basic understanding between us and is to be used as an interim operating understanding until such time that a more formal agreement is finalized.
It is understood that the parties SBI Communications, Inc. ("SBI") and Valencia Entertainment International Ltd., Inc. ("VEI") have entered into negotiations for the acquisition by SBI of all of the outstanding stock of VEI. VEI is a vertically integrated entertainment company with a 200,000 sqaure foot studio facility, 8 sound stages and 15 acres of land.
VEI does motion picture and television production.
The newly merged companyshall be renamed Valencia Entertainment International, Inc. Vince Vellardita shall be nominated for the presidency of the new company.
Both parties shall have 30 days in which to perform due diligence, which shall be completed by August 15, 2000. Upon completion of due diligence and acceptance of the acquisition, a more formal, irrevocable, agreement shall be executed. If the parties agree to the acquisition, said transaction shall be completed by September 15, 2000.


                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, SBI has duly caused this statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 20, 2000                 SBI Communications, Inc.
                                    By: /s/ Ron Foster
                                    -----------------------
                                    Ron Foster, Chairman